Scudder
Pathway Series:

International Portfolio


Annual Report
September 30, 1997


Pure No-Load(TM) Funds


A mutual fund which seeks maximum total return by investing in a select mix of international and global Scudder Funds.


A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER                                                [logo]

                                    In Brief


o For the abbreviated fiscal period ended September 30, 1997, Scudder Pathway International Portfolio returned 16.58%, surpassing by a wide margin the Portfolio's custom benchmark.


o The international markets provided positive returns overall for the period, with Europe, and especially Latin America, providing outstanding returns, while Southeast Asia and Japan reported negative returns.


o The diverging performance of the world markets during this period highlighted the importance of diversification and asset allocation in the international markets.



                                Table of Contents

   3  Letter from the Series' President

   4  Performance Update

   5  Portfolio Summary

   6  Portfolio Management Discussion

   8  Glossary of Investment Terms

   9  Portfolio Highlights

  10  Investment Portfolio

  11  Financial Statements

  14  Financial Highlights

  15  Notes to Financial Statements

  17  Report of Independent Accountants

  18  Tax Information

  20  Officers and Trustees

  21  Investment Products and Services

  22  Scudder Solutions


                2-SCUDDER PATHWAY SERIES: INTERNATIONAL PORTFOLIO

                        Letter from the Series' President

Dear Shareholders,

     We are pleased to present the first annual report for Scudder Pathway
Series: International Portfolio for the abbreviated fiscal period ended September 30, 1997.

     The strong performance of Pathway Series Portfolios is gratifying, especially given an increase in market volatility towards the end of the period. After the close of the fiscal period, volatility accelerated, as the ripple effects from the currency crisis in Southeast Asia were felt across the globe. For the U.S. stock market, which had been viewed by some as amply priced, these events helped to trigger a 554 point decline in the Dow Jones Industrial Average on October 27. While the Dow recovered more than 330 points the next day, these events serve as reminders to investors of the truly global nature of the investment markets and the price volatility, which can occur.

     In this context, volatility provides many opportunities for the underlying funds in which Pathway Portfolios invest. In this environment, we believe a sound approach to building an investment portfolio designed to weather a range of market conditions is based on careful diversification with exposure to small-cap, foreign, emerging market, and fixed income securities in addition to large-cap U.S. stocks. The Pathway Series Portfolios provide this type of investment program, which, when combined with the habit of investing regularly and a long-term perspective, can help many investors meet their goals.

     For those of you who are interested in new Scudder products, we recently introduced Scudder International Growth and Income Fund, which pursues a yield-oriented approach to investing in international equities. The Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but wish to take a conservative approach may appreciate the Fund's emphasis on dividend-paying stocks of established companies listed on foreign exchanges. For further information on this new fund, please turn to page 23.

     Thank you for your investment in Scudder Pathway Series. If you have any questions about the Series, please call Scudder Investor Relations at 1-800-225-2470, or visit our Internet Web site at http://funds.scudder.com.

     Sincerely,

    /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Pathway Series


                3-SCUDDER PATHWAY SERIES: INTERNATIONAL PORTFOLIO

Performance Update as of September 30, 1997
-----------------------------------------------------------------
Portfolio Index Comparison
-----------------------------------------------------------------
                          Total Return
-----------------------------------------------------------------
Period Ended      Growth of
 9/30/97          $10,000           Cumulative
-----------------------------------------------------------------
SCUDDER PATHWAY SERIES: INTERNATIONAL PORTFOLIO
TICKER SYMBOL:   SPIPX
-----------------------------------------------------------------
Life of
Portfolio*        $11,658             16.58%
-----------------------------------------------------------------
MSCI ALL COUNTRY EX U.S. INDEX (75%),
JP MORGAN NON-U.S. GLOBAL GOVERNMENT BOND
INDEX (20%), 3-MONTH T-BILL (5%)
-----------------------------------------------------------------
                          Total Return
Period Ended      Growth of
 9/30/97          $10,000           Cumulative
-----------------------------------------------------------------
Life of
Portfolio*        $10,734              7.34%

*The Portfolio commenced operations on November 15, 1996.
Index comparisons begin November 30, 1996.

-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended September 30

Scudder Pathway Series: International Portfolio
Year            Amount
----------------------
11/96*         $10,000
12/96          $10,151
1/97           $10,277
2/97           $10,439
3/97           $10,387
4/97           $10,481
5/97           $10,984
6/97           $10,470
7/97           $11,837
8/97           $11,958
9/97           $11,581

MSCI All Country (ex U.S.) Index
Year            Amount
----------------------
11/96*         $10,000
12/96          $ 9,861
1/97           $ 9,553
2/97           $ 9,699
3/97           $ 9,708
4/97           $ 9,767
5/97           $10,411
6/97           $10,967
7/97           $11,169
8/97           $10,346
9/97           $10,926

MSCI All Country ex U.S. Index (75%),
JP Morgan Non-U.S. Global Government Bond
Index (20%), 3-month T-Bill (5%)
Year            Amount
----------------------
11/96*         $10,000
12/96          $ 9,886
1/97           $ 9,576
2/97           $ 9,665
3/97           $ 9,662
4/97           $ 9,672
5/97           $10,217
6/97           $10,651
7/97           $10,747
8/97           $10,166
9/97           $10,648

The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. The JP Morgan Non-U.S. Global
Government Bond Index is a market value-weighted measure of bonds excluding U.S. bonds. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended September 30
---------------------------------

                        1997*
                      ----------
Net Asset Value...    $13.59
Income Dividends..    $  .25
Capital Gains
Distributions.....    $  .10
Portfolio Total
Return (%)........     16.58
Blended Index Total
Return (%)........      7.34

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

              4 -- SCUDDER PATHWAY SERIES: INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY as of September 30, 1997

---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Money Market                        1%
Fix Income                         11%
Equity                             88%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Assets were broadly diversified in
international equity and fixed income
funds with exposure to established
and emerging markets securities.
--------------------------------------------------------------------------
ASSET CLASS RANGES
--------------------------------------------------------------------------

INTERNATIONAL PORTFOLIO

Money Market                           0-20%
Fixed Income Funds                     0-40%
Equity Funds                         60-100%


Portfolio allocations are derived from
the risk profile for the Fund, changes
are expected to be modest and infrequent.

--------------------------------------------------------------------------
PORTFOLIO HOLDINGS BY FUND
--------------------------------------------------------------------------
--------------------------------------------
Scudder International Fund              66%
--------------------------------------------
Scudder Emerging Markets Growth Fund    10%
--------------------------------------------
Scudder Emerging Markets Income Fund     6%
--------------------------------------------
Scudder Latin America Fund               5%
--------------------------------------------
Scudder Greater Europe Growth Fund       5%
--------------------------------------------
Scudder International Bond Fund          5%
--------------------------------------------
Scudder Pacific Opportunities Fund       2%
--------------------------------------------
Scudder Cash Investment Trust            1%
--------------------------------------------
                                       100%
--------------------------------------------

The strong performance of Latin America Fund
more than offset the weak performance of
Pacific Opportunities Fund, while International
Fund continued to anchor the Portfolio with a
solid return for the period.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary is available upon request.

              5 -- SCUDDER PATHWAY SERIES: INTERNATIONAL PORTFOLIO

                         Portfolio Management Discussion


We asked Benjamin W. Thorndike, lead portfolio manager of Scudder Pathway
Series: International Portfolio, to discuss the market environment and Scudder's current investment strategy.



Q: How would you describe the environment for the 10-1/2 month fiscal period which ended September 30, 1997?

A: The environment was generally unsettled. We saw a currency devaluation in Thailand which triggered a crisis that spread like wildfire through Southeast Asia, gutting local equity markets and crippling regional growth prospects. Meanwhile, Japan's fragile recovery buckled under the weight of new taxes introduced in April. Despite rising Japanese exports, second quarter growth fell at an 11.2% annual rate, the worst performance in 23 years. In contrast, low interest rates and weaker currencies have had a positive effect on growth in Europe, causing Germany's central bank to take the lead in raising interest rates, a move that might have been a political statement as much as an economic one, as Europe heads toward currency union.

Q:  How did the foreign markets perform?

A: Performance has been mixed, with Latin American and European markets providing excellent returns, while the emerging markets indices suffered from weakness in Southeast Asia and Japan. Clearly, the benefits of diversification are more pronounced when performance diverges sharply, as we have seen during the fiscal period.

Q:  What caused the crisis in Southeast Asia?

A: Currency turmoil in Southeast Asia is due, in part, to failed efforts to tie local currencies to the U.S. dollar in an effort to stabilize domestic inflation and boost financial market credibility. In the early 1990s, as the U.S. dollar

-------------------------------------------------------
Country/Market Index
Year-to-date returns
-------------------------------------------------------
Latin America                                    44.43%
-------------------------------------------------------
USA                                              27.74%
-------------------------------------------------------
Europe                                           22.02%
-------------------------------------------------------
Pathway International Portfolio                  14.20%
-------------------------------------------------------
Europe, Australia, and Far East (EAFE)            9.18%
-------------------------------------------------------
Emerging Markets Free                             5.40%
-------------------------------------------------------
Japan                                            -5.33%
-------------------------------------------------------
Far East                                        -22.18%
-------------------------------------------------------
Source: Morgan Stanley Capital International indices in U.S. dollars, including dividends for the nine-month period from December 31, 1996 to September 30, 1997.



depreciated against the Japanese yen and European currencies, Southeast Asian economies benefited from improved competitiveness and huge capital inflows, leading to rapid export and investment-led growth. However, the dollar's reversal and slower worldwide growth have combined to reveal substantial excess capacity, weak banking systems, and misguided or corrupt economic policies.

Q:  What triggered the event?

A: Political turmoil ultimately lit the spark in Thailand, but many of the same fundamental problems have existed to varying degrees in other economies across the region. Once Thailand devalued in July, investors scrambled for the exits in Malaysia, Indonesia and the Philippines, knocking currencies down by more than


                6-SCUDDER PATHWAY SERIES: INTERNATIONAL PORTFOLIO

20% against the U.S. dollar. Local policymakers are hoping that weaker currencies will help restore competitiveness, and ultimately growth. The immediate effects, however, include higher inflation and slower growth as interest rates are increased to stabilize the newly floating currencies.

Q: The strong performance of the Latin American markets has been a sharp contrast. What is different there?

A: This region has staged a remarkable comeback from the days of the 1994-95 Mexican financial crisis. The combination of an improved macroeconomic environment, a favorable flow of funds, and generally attractive starting valuations has given rise to strong stock market performance. Governments are paying far more attention to the financing of current account deficits, the health of their commercial banking systems, and the necessity of encouraging higher rates of domestic savings. In many ways, they have learned from previous missteps, and it is paying off.

Q:  What is Scudder's outlook?

A: With valuations of U.S. stocks higher than in many other countries, the foreign markets look especially attractive. However, one of the key supports to the positive environment has been ample liquidity. While liquidity will continue as a concern for the emerging markets, we will also be monitoring it in more established markets. Restraint could come in the form of increases in interest rates by central banks (as we have recently witnessed in Germany). Yet, the environment remains healthy in many markets, including Latin America and much of Europe.


                                 Pathway Series:
                             International Portfolio
                          A team approach to investing

  The Portfolios are managed by a team of Scudder investment professionals who each play an important role in the Portfolios' management process. Team members work together to develop investment strategies and select underlying Funds for each Portfolio. They are supported by Scudder's large staff of portfolio managers, economists, research analysts, traders and other investment specialists. All members of the Pathway investment team are members of Scudder's Global Asset Allocation Committee. This group is responsible for analyzing the global economy and capital markets, integrating information from the firm's equity and fixed income specialists, and developing the outlook for the major markets in which a Portfolio invests.

  Lead Portfolio Manager Benjamin W. Thorndike, who has 18 years of investment experience, joined Scudder in 1983 as a portfolio manager. Since 1986, he has served as a portfolio manager for Scudder Growth and Income Fund. Cornelia Small, Portfolio Manager, is Director of Global Equity Investments and Chairman of the Capital Markets Group. Margaret (Peg) Hadzima, Portfolio Manager, is Director of Scudder's Institutional Group, which includes a focus on asset allocation strategy. Philip Fortuna, Portfolio Manager, joined Scudder in 1986 as manager of institutional equity accounts. Maureen Allyn, Portfolio Manager, is Scudder's Chief Economist, a position she has held since 1989, and is responsible for analyzing both the world and U.S. economies.

                7-SCUDDER PATHWAY SERIES: INTERNATIONAL PORTFOLIO

                          Glossary of Investment Terms

ASSET ALLOCATION           The distribution of an investment
                           portfolio's assets among the major asset classes, such as stocks, bonds, and money market instruments.
                           The asset allocation decision is based on an investor's objective, investment horizon, and risk tolerance.


CURRENCY DEVALUATION       A significant decline of a currency's
                           value relative to other currencies, such as the U.S.
                           dollar. This may be prompted by currency trading or foreign central bank intervention (or the lack of intervention). For U.S. dollar investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing an investment's total return.


DIVERSIFICATION            The spreading of risk by investing in several asset
                           categories, industry sectors, or individual securities. An investor with a broadly diversified portfolio will receive some protection from the price declines of an individual asset class.


MARKET  CAPITALIZATION     The value of a company's outstanding
                           shares of common stock, determined by the number of shares outstanding multiplied by the share price
                           (Shares x Price = Market Capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.
                           In general, "large-cap" stocks tend to be more liquid than "small-cap" stocks.


OVER/UNDER WEIGHTING       Refers to the allocation of assets --
                           usually by sector, industry, or country -- within a portfolio relative to a benchmark index, (i.e. the S&P 500) or an investment universe. For example, an investment portfolio that overweights financial stocks holds a higher percentage of finance stocks than the comparative benchmark.


PRICE-EARNINGS RATIO (P/E) A widely used gauge of a stock's
(also "earnings multiple") valuation that indicates what
                           investors are paying for a company's earnings on a per share basis. A higher "earnings multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.

(Sources: Scudder; Barron's Dictionary of Finance and Investment Terms)


                8-SCUDDER PATHWAY SERIES: INTERNATIONAL PORTFOLIO

                              Portfolio Highlights
                         Pathway International Portfolio

Pathway International Portfolio seeks to maximize total return by investing in a select mix of established international mutual funds.

                                   Performance

This report covers the abbreviated fiscal period from the Portfolio's commencement of operations on November 15, 1996 to September 30, 1997. During this 10-1/2 month period, the Portfolio provided a total return of 16.58%, exceeding its custom benchmark by a wide margin, and the unmanaged MSCI All Country excluding U.S. Index return of 10.41%. Returns and the components of this benchmark are listed on page 4.

The foreign markets provided diverging performance, with Latin America and much of Europe providing the best returns while Southeast Asia and Japan delivered negative results. The benefit of the Portfolio's diversification among eight funds was pronounced during this period, as returns varied significantly by region. The Portfolio's broad diversification helped to dampen the effects of price declines in selected markets.

The Portfolio was anchored by its core holding in International Fund, at 66% of assets at period end. The Fund's broad diversification, primarily among established foreign companies, was an important and strong contributor to returns throughout the period. Emerging Markets Growth Fund was also a strong performer, despite weakness in Southeast Asia, due in part, to the Fund's significant underweighting in that region. Latin America Fund was the Portfolio's strongest single performer for the period, more than offsetting the weak performance of Pacific Opportunities Fund. Both funds individually represented 5% or less of assets at the end of the period. In the fixed income portion of the portfolio (11% of assets), Emerging Markets Income Fund continued to provide very good returns, more than compensating for the marginally negative return of International Bond Fund.

                               Portfolio Strategy

Over the period, the Portfolio's equity fund holdings were increased and fixed income holdings were decreased, reflecting improved return expectations in the foreign equity markets. Asset allocations were held steady until June when we decreased holdings of Emerging Markets Income Fund from 10% to 6% of assets and increased equity holdings. This was accomplished by boosting Emerging Markets Growth Fund (where relative valuation and opportunity appears more favorable) and adding a new equity position, Greater Europe Growth Fund. This Fund, which seeks long-term growth of capital through investment primarily in equity securities of European companies, was added based on its solid performance record and expectations of improving prospects in Europe. In September, the small position in Pacific Opportunities was reduced in favor of Emerging Markets Growth Fund and Greater Europe Growth Fund.


                9-SCUDDER PATHWAY SERIES: INTERNATIONAL PORTFOLIO

                  Investment Portfolio as of September 30, 1997

                                                                                                                  Market
                                                                                               Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Money Market 1.2%
------------------------------------------------------------------------------------------------------------------------------------
Scudder Cash Investment Trust (Cost $136,103) ...........................................        136,103               136,103
                                                                                                                  ------------

Fixed Income 10.8%
------------------------------------------------------------------------------------------------------------------------------------
Scudder Emerging Markets Income Fund ....................................................         51,053               686,669
Scudder International Bond Fund .........................................................         55,445               576,079
------------------------------------------------------------------------------------------------------------------------------------
Total Fixed Income (Cost $1,242,032)                                                                                 1,262,748
------------------------------------------------------------------------------------------------------------------------------------

Equity 88.0%
------------------------------------------------------------------------------------------------------------------------------------
Scudder Emerging Markets Growth Fund ....................................................         71,143             1,157,498
Scudder Greater Europe Growth Fund ......................................................         24,332               531,899
Scudder International Fund ..............................................................        141,423             7,735,859
Scudder Latin America Fund ..............................................................         19,535               606,948
Scudder Pacific Opportunities Fund ......................................................         19,450               279,686
------------------------------------------------------------------------------------------------------------------------------------
Total Equity(Cost $9,605,733)                                                                                       10,311,890
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $10,983,868) (a)                                                         11,710,741
------------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $11,006,970. At September 30, 1997, net unrealized appreciation for all securities based on tax cost was $703,771. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $772,252 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $68,481.

   The accompanying notes are an integral part of the financial statements.


              10 -- SCUDDER PATHWAY SERIES: INTERNATIONAL PORTFOLIO

                             Financial Statements

                      Statement of Assets and Liabilities
                           as of September 30, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                Investments, at market (identified cost $10,983,868) ...................   $ 11,710,741
                Receivable on Portfolio shares sold ....................................         17,862
                Income receivable ......................................................          3,082
                                                                                           ----------------
                Total assets ...........................................................     11,731,685
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                Payable for investments purchased ......................................          3,002
                Payable for Portfolio shares redeemed ..................................            638
                                                                                           ----------------
                Total liabilities ......................................................          3,640
               --------------------------------------------------------------------------------------------
                Net assets, at market value                                                $ 11,728,045
               --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                Net assets consist of:
                Undistributed net investment income ....................................         53,602
                Net unrealized appreciation on investments .............................        726,873
                Accumulated net realized gain ..........................................         41,774
                Paid-in capital ........................................................     10,905,796
               --------------------------------------------------------------------------------------------
                Net assets, at market value                                                $ 11,728,045
               --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                Net Asset Value, offering and redemption price per share
                  ($11,728,045 / 863,241 outstanding shares of beneficial
                  interest, $.01 par value, unlimited number of shares
                  authorized) ..........................................................         $13.59

   The accompanying notes are an integral part of the financial statements.


              11 -- SCUDDER PATHWAY SERIES: INTERNATIONAL PORTFOLIO

                            Statement of Operations
                for the period November 15, 1996 (commencement
                     of operations) to September 30, 1997

Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                Income:
                Income distributions from Underlying Funds .............................   $     61,993
               --------------------------------------------------------------------------------------------
                Net investment income ..................................................         61,993
               --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investments
-----------------------------------------------------------------------------------------------------------------------------
                Net realized gain:
                Investments ............................................................         37,838
                Capital gain distributions from Underlying Funds .......................          7,292
                                                                                           ----------------
                                                                                                 45,130
                                                                                           ----------------
                Net unrealized appreciation during the period on investments ...........        726,873
               --------------------------------------------------------------------------------------------
                Net gain on investment transactions                                             772,003
               --------------------------------------------------------------------------------------------

               --------------------------------------------------------------------------------------------
                Net increase in net assets resulting from operations                       $    833,996
               --------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.


              12 -- SCUDDER PATHWAY SERIES: INTERNATIONAL PORTFOLIO

                      Statement of Changes in Net Assets

                                                                                         For the Period
                                                                                          Nov. 15, 1996
                                                                                          (commencement
                                                                                          of operations)
                                                                                         to September 30,
Increase (Decrease) in Net Assets                                                               1997
---------------------------------------------------------------------------------------------------------------------------
               Operations:
               Net investment income ...................................................   $    61,993
               Net realized gains ......................................................        45,130
               Net unrealized appreciation on investments during the period ............       726,873
                                                                                         ------------------
               Net increase in net assets resulting from operations ....................       833,996
                                                                                         ------------------
               Distributions to shareholders from:
               Net investment income ...................................................        (8,391)
                                                                                         ------------------
               Net realized gains on investment transactions ...........................        (3,356)
                                                                                         ------------------
               Portfolio share transactions:
               Proceeds from shares sold ...............................................    12,327,560
               Net asset value of shares issued to shareholders in reinvestment
                 of distributions ......................................................        10,929
               Cost of shares redeemed .................................................    (1,457,693)
                                                                                         ------------------
               Net increase in net assets from Portfolio share transactions ............    10,880,796
                                                                                         ------------------
               Increase in net assets ..................................................    11,703,045
               Net assets at beginning of period .......................................        25,000
               Net assets at end of period (including undistributed net investment       ------------------
                 income of $53,602) ....................................................   $11,728,045
                                                                                         ------------------

Other Information
---------------------------------------------------------------------------------------------------------------------------
               Increase (decrease) in Portfolio shares
               Shares outstanding at beginning of period ...............................         2,083
                                                                                         ------------------
               Shares sold .............................................................       971,043
               Shares issued to shareholders in reinvestment of distributions ..........           918
               Shares redeemed .........................................................      (110,803)
                                                                                         ------------------
               Net increase in Portfolio shares ........................................       861,158
                                                                                         ------------------
               Shares outstanding at end of period .....................................       863,241
                                                                                         ------------------

   The accompanying notes are an integral part of the financial statements.


              13 -- SCUDDER PATHWAY SERIES: INTERNATIONAL PORTFOLIO

                             Financial Highlights

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                                                  For the Period
                                                                                                November 15, 1996
                                                                                                 (commencement of
                                                                                                  operations) to
                                                                                                September 30, 1997
---------------------------------------------------------------------------------------------------------------------
                                                                                               ------------------
Net asset value, beginning of period ....................................................            $12.00
                                                                                               ------------------
Income from investment operations: ......................................................               .31
Net investment income
Net realized and unrealized gain on investment transactions .............................              1.63(a)
                                                                                               ------------------
Total from investment operations ........................................................              1.94
                                                                                               ------------------
Less distributions:
From net investment income ..............................................................             (.25)
From net realized gain on investments ...................................................             (.10)
                                                                                               ------------------
Total distributions .....................................................................             (.35)
                                                                                               ------------------

                                                                                               ------------------
Net asset value, end of period ..........................................................            $13.59
                                                                                               ------------------
---------------------------------------------------------------------------------------------------------------------
Total Return (%) ........................................................................             16.58**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..................................................                12
Ratio of operating expenses to average daily net assets (%)(b) ..........................                --
Ratio of net investment income to average daily net assets (%) ..........................              1.23*
Portfolio turnover rate (%) .............................................................              35.1*

(a) The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values during the period.
(b) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.
*     Annualized
**    Not annualized

              14 -- SCUDDER PATHWAY SERIES: INTERNATIONAL PORTFOLIO

                          Notes to Financial Statements

                       A. Significant Accounting Policies

The International Portfolio (the "Portfolio") is a diversified series of Scudder Pathway Series (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The series is composed of six separate diversified portfolios, four of which are currently offered. These portfolios invest primarily in existing Scudder Funds (the "Underlying Scudder Funds').

The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments in the Underlying Scudder Funds are valued at the net asset value per share of each Underlying Scudder Fund as of the close of regular trading on the New York Stock Exchange. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

Federal Income Taxes. The Portfolio's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Portfolio paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

The Portfolio uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of income and capital gains from the Underlying Scudder Funds are recorded on the ex-dividend date. Income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

During the period November 15, 1996 (commencement of operations) to September 30, 1997, purchases and sales of investment securities (excluding money market investments) aggregated $12,706,458 and $1,896,531, respectively.


              15 -- SCUDDER PATHWAY SERIES: INTERNATIONAL PORTFOLIO

                               C. Related Parties

In accordance with the Portfolio's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser regularly provides the Portfolio with continuing investment management consistent with the Portfolio's investment objective.

Under the Special Servicing Agreement entered into by the Adviser, the Underlying Scudder Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation, Scudder Investor Services, Inc., Scudder Trust Company and the Portfolio, the Adviser arranges for all services pertaining to the operations of the Portfolio. If the Trustees determine that the aggregate expenses of the Portfolio are less than the estimated savings to the Underlying Scudder Funds from the operation of the Portfolio, each of the Underlying Scudder Funds will bear those expenses in proportion to the average daily value of its shares owned by the Portfolio. Consequently, no underlying Scudder Funds will be expected to carry expenses that are in excess of the estimate of savings to the respective Funds. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Scudder Funds. In the event that the financial benefits to the Underlying Scudder Funds do not exceed aggregate expenses of the Portfolio, the Adviser will pay certain costs, on behalf of the Portfolio. For the period November 15, 1996 (commencement of operations) to September 30, 1997, the Adviser paid expenses in the amount of $79,178. In accordance with the Special Servicing Agreement, no expenses were charged to the Portfolio during the period. The Adviser has assumed the Portfolio's organizational costs.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.


              16 -- SCUDDER PATHWAY SERIES: INTERNATIONAL PORTFOLIO

                        Report of Independent Accountants

To the Board of Trustees of Scudder Pathway Series and to the Shareholders of Scudder Pathway Series: International Portfolio:

We have audited the accompanying statement of assets and liabilities of Scudder Pathway Series: International Portfolio (one of the portfolios constituting the Scudder Pathway Series), including the investment portfolio, as of September 30, 1997, and the related statement of operations for the period November 15, 1996 (commencement of operations) through September 30, 1997, the statements of changes in net assets for the period November 15, 1996 (commencement of operations) through September 30, 1997, and the financial highlights for the period November 15, 1996 (commencement of operations) through September 30, 1997. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Pathway Series: International Portfolio as of September 30, 1997, the results of its operations for the period November 15, 1996 (commencement of operations) through September 30, 1997, the changes in its net assets for the period November 15, 1996 (commencement of operations) through September 30, 1997, and the financial highlights for the period November 15, 1996 (commencement of operations) through September 30, 1997, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
October 30, 1997


              17 -- SCUDDER PATHWAY SERIES: INTERNATIONAL PORTFOLIO

                                Tax Information

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $4,228 as long-term capital gain dividends for its fiscal year ended September 30, 1997.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


              18 -- SCUDDER PATHWAY SERIES: INTERNATIONAL PORTFOLIO

                                    This Page
                                  intentionally
                                   left blank.



                19-SCUDDER PATHWAY SERIES: INTERNATIONAL PORTFOLIO

                              Officers and Trustees



David S. Lee*
President and Trustee

Daniel Pierce*
Vice President and Trustee

Edgar R. Fiedler
Trustee; Vice President and Economic Counsellor, The Conference Board, Inc.

Dr. J. D. Hammond
Trustee; Dean, Smeal College of Business Administration, Pennsylvania State University

Richard M. Hunt
Trustee; University Marshal and Senior Lecturer, Harvard University

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Kathryn L. Quirk*
Assistant Secretary

*Scudder, Stevens & Clark, Inc.

                20-SCUDDER PATHWAY SERIES: INTERNATIONAL PORTFOLIO

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                21-SCUDDER PATHWAY SERIES: INTERNATIONAL PORTFOLIO

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

               22-SCUDDER PATHWAY SERIES: INTERNATIONAL PORTFOLIO


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                23-SCUDDER PATHWAY SERIES: INTERNATIONAL PORTFOLIO

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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